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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of report (Date of earliest event reported): January 14, 2005


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                      FIRST NATIONAL LINCOLN CORPORATION
              (Exact name of Registrant as specified in charter)

                                    MAINE
                (State or other jurisdiction of incorporation)

                  0-26589                      01-0404322
         (Commission file number)   (IRS employer identification no.)


                 Main Street, Damariscotta, Maine        04853
             (Address of principal executive offices)  (Zip Code)


                                (207) 563-3195
             (Registrant's telephone number, including area code)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

    [X]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

    [_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

    [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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                                TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement.................  Page 1

Item 2.01 Completion of Acquisition or Disposition of Assets.........  Page 2

Item 5.02 Departure of Directors or Principal Officers;
          Election of Directors; Appointment of Principal Officers...  Page 3

Item 7.01 Regulation FD Disclosure ..................................  Page 5

Item 9.01 Financial Statements and Exhibits. ........................  Page 6

Signatures  .........................................................  Page 7

Exhibit Index  ......................................................  Page 8











































Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

In accordance with the terms of the Agreement and Plan of Merger between the First National Lincoln Corporation and FNB Bankshares, which was completed on January 14, 2005, the Registrant has assumed the FNB Bankshares Stock Option Plan, subject to certain amendments thereto described in the Agreement and Plan of Merger. Non-qualified options outstanding under the plan following the merger permit the holders thereof, which include Messrs. Rosborough, McKim, Lay, Wrobel and Dalrymple, who became directors, and/or officers of the Registrant as a result of the Merger, to purchase an aggregate of 95,479 shares of the Registrant's common stock at a purchase price of $3.80 per share. The Registrant has determined not to issue further options under the FNB Bankshares Stock Option Plan. The Plan document and specimen Non-Qualified Stock Option Agreement are filed herewith as Exhibits 10.1(a) and 10.1(b), respectively.

The Registrant also assumed certain Employment Continuity Agreements with Messrs. McKim, Lay, Wrobel and Dalrymple, in accordance with the terms of the Agreement and Plan of Merger between the First National Lincoln Corporation and FNB Bankshares, and subject to certain amendments described therein. As amended, the Employment Continuity Agreements provide that if the employment of the executive officer is terminated, or he elects to resign, within 24 months following the merger, the executive will receive a lump sum severance payment equal to 299% of his base salary as of December 31, 2004, provided that if such payment, alone or together with other payments the executive is entitled to receive on account of a "change in control" (as defined therein) would constitute a "parachute payment" under federal income tax law, the payment would be reduced to the largest amount that would not be subject to the excise tax applied to parachute payments. Under the terms of the Employment Continuity Agreements as amended, each executive agrees that if he receives payments thereunder he will not accept employment with any financial institution which has an office or branch in any of Knox, Lincoln, Hancock or Washington counties, Maine for a period of one year from the date of his termination or resignation. A specimen Employment Continuity Agreement and Amendment to Employment Agreement are filed herewith as Exhibits 10.2(a) and 10.2(b), respectively.

Each of Messrs. McKim, Lay, Dalrymple and Wrobel was a party to a split dollar agreement with The First National Bank of Bar Harbor which has been assumed by The First National Bank of Damariscotta. The split dollar agreements require the payment of all premiums due on each of the insurance policies issued on the lives of the executives, which are subject to the terms of the split dollar agreements. Under the split dollar agreements, the bank is the owner of each policy, but certain rights with respect to each policy may have been "endorsed" over to the executive and each executive has the right to designate a beneficiary to receive a death benefit from one or more of the policies insuring his life. For Mr. McKim, the amount of the death benefit is $250,000; for Messrs. Lay, Dalrymple and Wrobel, the death benefit is $150,000. As currently in effect, the split dollar agreements provide that any proceeds in excess of the death benefit will be paid to the bank. If an executive ceases to be employed by bank before attaining age 65, his benefits under the split dollar agreement are forfeited. Finally, under certain circumstances (including a termination of the split dollar agreement), the bank must offer to sell the underlying insurance policies to the executives for a payment equal to the cash surrender value of the policies. A specimen Split Dollar Agreement and Amendment to Split Dollar Agreement are filed herewith as Exhibits 10.2(a) and 10.2(b), respectively.
Page 1
Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On January 14, 2005, the Registrant completed its merger with FNB Bankshares. As part of the merger, the Registrant will issue 2.35 shares of its common stock to the shareholders of FNB Bankshares in exchange for each of the 1,048,814 shares of the common stock of FNB Bankshares outstanding. Cash in lieu of fractional shares of the Registrant's stock will be issued at the rate of $17.87 per share

At the time of the merger, there were outstanding options to purchase 126,208 shares of FNB under the FNB Bankshares Stock Option Plan assumed by the Registrant as described in item 1.01 above. Of these, options to acquire 40,630 FNB shares were converted in accordance with the merger agreement into options to acquire an aggregate of 95,479 common shares of FNLC at a purchase price of $3.80 per share.

Holders of unexercised options to purchase FNB shares that were not converted will be paid cash to retire their options at the rate of $42.00 for each share subject to the option, less the option exercise price per share. The total amount to be paid to retire the remaining options is approximately $2.6 million.

As part of the merger, FNLC will assume all outstanding liabilities of FNB, including liabilities under certain Employment Continuity Agreements and Split Dollar Agreements with executive officers of FNB described in item 1.01 above.

The merger is intended to qualify as a reorganization for federal income tax purposes and provide for a tax-free exchange of shares.

There was no material relationship between the Registrant (or any of its affiliates) and FNB (or any of its affiliates), other than in respect of the merger agreement.
























Page 2
Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers;
          Election of Directors; Appointment of Principal Officers

In accordance with the terms of the Agreement and Plan of Merger between the First National Lincoln Corporation and FNB Bankshares, Mark N. Rosborough and Tony C. McKim joined First National Lincoln Corporation's Board of Directors effective January 14, 2005. The Agreement also provides that, subject to compliance with the fiduciary duties of the Board and any director qualification provisions of the Registrant's bylaws, Mr. McKim will be nominated at the Registrant's next annual meeting to serve as a director until the 2007 annual meeting and Mr. Rosborough will be nominated to serve until the 2006 annual meeting.

As a result of the merger, Tony C. McKim was appointed as Executive Vice President and Chief Operating Officer of First National Lincoln Corporation and The First National Bank of Damariscotta, and Ronald J. Wrobel, Daniel M. Lay and Jeffrey C. Dalrymple were appointed Senior Vice Presidents of The First National Bank of Damariscotta.

Mark N. Rosborough (56) had served as a Director of FNB Bankshares and The First National Bank of Bar Harbor since 1989 and was the Chairman of the Board of Directors of FNB Bankshares prior to the merger. He is the owner of J.T. Rosborough Insurance Agency in Ellsworth, Maine.

Tony C. McKim (37) was the President and Chief Executive Officer of FNB Bankshares prior to the merger. He has over 16 years of experience in the banking industry. He joined FNB Bankshares in 1992 as an internal auditor and prior to becoming President and Chief Executive Officer in 2000, spent 8 years in numerous positions within The First National Bank of Bar Harbor including Controller, Vice President and Controller, Senior Vice President, Chief Financial Officer and Chief Operating Officer. Prior to joining The First National Bank of Bar Harbor, Mr. McKim spent four years in Public Accounting with Albin Randall & Bennett in Portland, Maine. Mr. McKim is an active member of the Hancock and Washington County communities, serving as a member of the Board of Directors of many local, regional and state organizations including MDI Hospital, Maine Health Alliance, Coastal Acadia Development Corporation, Maine Bankers Association, Acadian Youth Football League and Trenton Little League. Mr. McKim received his Bachelor of Science degree with distinction from the University of Maine.

Ronald J. Wrobel (47) was the Senior Vice President and Chief Financial Officer of FNB Bankshares. He received his undergraduate degree from the University of Maine at Presque Isle and his Masters in Accounting from the Graduate School at Bowling Green University. His professional career began at Agway, Inc., a farmers' cooperative. Subsequently, Mr. Wrobel joined KPMG Peat Marwick in Portland, Maine and spent seven years as a CPA specializing in banking and other industries. In 1992, Mr. Wrobel joined The First National Bank of Bar Harbor, initially as loan review officer, then Vice President of Risk Management, and for the last four years, as Senior Vice President, Chief Financial Officer and Chief Operations Officer. He is an active member of the community and currently serves as Past President and Board Member of the Rotary Club, Treasurer and member of the Board of the YMCA, member of Kebo Valley Country Club, and Town of Bar Harbor Warrant Committee.



Page 3
Jeffrey C. Dalrymple (48) was the Senior Vice President, Customer Relations of The First National Bank of Bar Harbor. He has almost 25 years of banking experience. He joined The First National Bank of Bar Harbor as Senior Vice President, Customer Relations in 1998 and currently leads The First National Bank of Bar Harbor's relationship management efforts and initiatives. Prior to joining The First National Bank of Bar Harbor, Mr. Dalrymple spent three years at Key Bank in Bangor, serving as Vice President - Commercial Lending. Previously, Mr. Dalrymple spent 11 years with Maine National Bank fulfilling various roles including Teller, Branch Manager, Manager and Vice President - Commercial Lending. Mr. Dalrymple is a graduate of Colby College with a B.A. degree in Economics and Business.

Daniel M. Lay, Esq. (43) was the Senior Vice President and Senior Trust Officer of The First National Bank of Bar Harbor. He performed his undergraduate studies at Norwich University and earned his law degree from the New England School of Law in Boston, Massachusetts in 1990. His career in banking began with State Street Bank and Trust in Boston where he worked in both the Legal and Mutual Funds Divisions from 1985-1990. Prior to joining The First National Bank of Bar Harbor in 1993, Mr. Lay was an associate counsel with the firm of Eaton, Peabody, Bradford & Veague, P.A. in Bangor, Maine. In 1999, Mr. Lay was promoted to Senior Vice President and Senior Trust Officer. He is a member of the Maine State Bar Association, serves as President of the Board of Trustees for the S.P.C.A. of Hancock County and is a member of the Trust Committee of the Maine Banker's Association.

The terms of certain agreements with Messrs. McKim, Wrobel, Dalrymple and Lay are described in item 1.01 above and incorporated herein by reference.

On December 31, 2004, Malcolm E. Blanchard retired from the First National Lincoln Corporation Board of Directors, in accordance with the Company's mandatory retirement age of 70.



























Page 4
Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On January 14, 2005, the Registrant issued a press release announcing that First National Lincoln Corporation had completed the merger with FNB Bankshares of Bar Harbor, Maine as of that date. The press release is filed herewith as
Exhibit 99.1.


















































Page 5
Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired
-----------------------------------------------

The financial statements required by this item will be included in an amendment to this Form 8-K, which will be filed within 71 calendar days after the date this initial report on Form 8-K was required to be filed.
(b) Pro Forma Financial Information
-----------------------------------------------

The pro forma financial information required by this item will be included in an amendment to this Form 8-K, which will be filed within 71 calendar days after the date this initial report on Form 8-K was required to be filed.


(c) Exhibits.
-------------

The following Exhibits are being furnished herewith:

10.1(a) FNB Bankshares' Stock Option Plan. *

10.1(b) Specimen FNB Bankshares Non-Qualified Stock Option Agreement entered into with Messrs. Rosborough, McKim, Wroble, Dalrymple and Lay, whose FNB Bankshares options have been converted into options to purchase 5,287, 34,086, 15,275, 11,750 and 21,150 shares of the Registrant's stock, respectively, all at $3.80 per share.*

10.2(a) Specimen Employment Continuity Agreement entered into with Messrs. McKim, Wroble, Dalrymple and Lay.

10.2(b) Specimen Amendment to Employment Continuity Agreement entered into with Messrs. McKim, Wroble, Dalrymple and Lay.

10.3(a) Specimen Split Dollar Agreement entered into with Messrs. McKim, Wroble, Dalrymple and Lay. For Mr. McKim, the amount of the death benefit is $250,000; for Messrs. Lay, Dalrymple and Wrobel, the death benefit is $150,000.

10.3(b) Specimen Amendment to Split Dollar Agreement entered into with Messrs. McKim, Wroble, Dalrymple and Lay.

99.1 Registrant's Press Release dated January 14, 2005.


* See Agreement and Plan of Merger with FNB Bankshares dated August 25, 2004, incorporated by reference to Exhibit 2.1 to the Registrant's Form 8-K filed August 27, 2004, which Agreement and Plan of Merger effects an amendment to the FNB Bankshares Stock Option Plan and Option Agreements.







Page 6
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     FIRST NATIONAL LINCOLN CORPORATION

                                By:  /s/ F. STEPHEN WARD
                                     ---------------------
                                     F. Stephen Ward
                                     Treasurer and Chief Financial Officer

Dated:  January 14, 2005










































Page 7
Exhibit Index
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Exhibit
Number        Description of Exhibit
------        -------------------------------------------------

10.1(a)       FNB Bankshares' Stock Option Plan*

10.1(b) Specimen FNB Bankshares Non-Qualified Stock Option Agreement entered into with Messrs. Rosborough, McKim, Wroble, Dalrymple and Lay, whose FNB Bankshares options have been converted into options to purchase 5,287, 34,086, 15,275, 11,750 and 21,150 shares of the Registrant's stock, respectively, all at $3.80 per share.*

10.2(a) Specimen Employment Continuity Agreement entered into with Messrs. McKim, Wroble, Dalrymple and Lay

10.2(b) Specimen Amendment to Employment Continuity Agreement entered into with Messrs. McKim, Wroble, Dalrymple and Lay.

10.3(a) Specimen Split Dollar Agreement entered into with Messrs. McKim, Wroble, Dalrymple and Lay. For Mr. McKim, the amount of the death benefit is $250,000; for Messrs. Lay, Dalrymple and Wrobel, the death benefit is $150,000.

10.3(b) Specimen of Amendment to Split Dollar Agreement entered into with Messrs. McKim, Wroble, Dalrymple and Lay.

99.1          Registrant's Press Release dated January 14, 2005.


* See Agreement and Plan of Merger with FNB Bankshares dated August 25, 2004, incorporated by reference to Exhibit 2.1 to the registrant's Form 8-K filed August 27, 2004, which Agreement and Plan of Merger effects an amendment to the FNB Bankshares Stock Option Plan and Option Agreements.





















Page 8